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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2002
                                                 ---------------

                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                  1-16335                  73-1599053
   ---------------            ------------            ------------------
   (State or other            (Commission             (I.R.S. Employer
   jurisdiction of            File Number)            Identification No.)
    incorporation)

     One Williams Center, Tulsa, Oklahoma                       74172
    --------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: 918/573-2000
                                                           -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On April 25, 2002, Williams Energy Partners L.P. (the "Partnership") reported earnings for the first quarter ending March 31, 2002. Net income for the most recent quarter was $8.5 million, or 72 cents per unit on a fully diluted basis, compared with $3.9 million in the 2001 quarter.

Item 7. Financial Statements and Exhibits.

           The Partnership files the following exhibit as part of this report:

           Exhibit 99.1    Copy of the Partnership's press release dated
                           April 25, 2002, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIAMS ENERGY PARTNERS L.P.

                                       By:  Williams GP LLC, its General Partner


Date:  April 29, 2002                       /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name: Suzanne H. Costin
                                            Title: Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
99.1             Copy of the Partnership's press release dated April 25, 2002, publicly announcing the information reported herein.



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